Exhibit 99.1

NEWS RELEASE

Investor Relations 561-989-5800|www.nabi.com

FOR IMMEDIATE RELEASE

Nabi Biopharmaceuticals Announces Sale of Nabi Biologics to Biotest AG

Cash Purchase of Biologics Strategic Business Unit for $185 Million;

Deal Expected to Close in the Fourth Quarter 2007

Boca Raton, Florida, September 11, 2007 – Nabi Biopharmaceuticals (NASDAQ: NABI) announced today that it has entered into a definitive agreement with Biotest AG, Dreieich, Germany to sell the Nabi Biologics strategic business unit (SBU) to Biotest Pharmaceuticals Corporation for $185 million. Biotest researches and manufactures pharmaceutical, biotherapeutic and diagnostic products and has more than 1,200 employees worldwide.

Biotest has agreed to acquire the Biologics SBU’s products, including Nabi-HB® [Hepatitis B Immune Globulin (Human)], and other plasma business assets, including Nabi’s state-of-the-art plasma protein production plant, and nine FDA-certified plasma collection centers across the U.S. The acquisition also will include certain of Nabi’s Corporate Shared Services group assets and the company’s Boca Raton, Florida headquarters and other facilities, as well as the assumption of certain liabilities.

“This agreement definitively puts us on the final path to a successful outcome of our strategic alternatives process,” said Dr. Leslie Hudson, Interim President and Chief Executive Officer of Nabi. “We feel this transaction not only will realize value for Nabi shareholders but also will allow us to build on the promise of our Pharmaceuticals SBU pipeline. I am delighted that after the transaction closes our Nabi Biologics and Corporate Shared Services employees will have the prospect of a promising future with Biotest.”

“With the acquisition of Nabi Biologics, we have found the ideal complement for our European plasma protein business and have become a global player in the industry,” said Professor Dr. Gregor Schulz, Chairman of the Management Board of Biotest AG. “We have an immediate share in the highly attractive and growing US plasma protein market and are substantially expanding our capacities, extending our product range and consolidating our clinical development portfolio.”

After the closing of the transaction, Nabi Biopharmaceuticals will operate its Pharmaceuticals SBU from its existing Rockville, Maryland facility, which will become its new corporate headquarters. The company has an on-going trial with NicVAX® (Nicotine Conjugate Vaccine), its innovative and proprietary investigational vaccine for nicotine addiction and the prevention of smoking relapse. This trial has met its primary end point and continues to demonstrate effectiveness of the vaccine in long term smoking abstinence. Nabi will continue its ongoing discussions and efforts to secure a strategic partner for its NicVAX® and StaphVAX® (Staphylococcus aureus Polysaccharide Conjugate Vaccine) programs. Nabi also will retain the right to receive up to an additional $75 million in milestone and royalty payments related to the divestiture of PhosLo in November 2006.

The transaction is subject to approval by Nabi shareholders and customary closing and regulatory conditions, including expiration of the waiting period under the Hart-Scott-Rodino Antitrust

Improvements Act of 1976, and is expected to be completed in the fourth quarter of this year. Banc of America Securities LLC is acting as financial advisor and Hogan & Hartson LLP is acting as legal counsel to Nabi Biopharmaceuticals in connection with the transaction.

Conference Call

Nabi will host a live conference call at 9 a.m. EDT today, September 11, 2007, to discuss this agreement.

The live webcast can be accessed at: http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=100445&eventID=1645581 or via the Nabi Biopharmaceuticals website at http://www.nabi.com.

If you do not have Internet access, the U.S./Canada call-in number is (800) 591-6923 and the international call-in number is (617) 614-4907. The participant passcode is 12274024. The press release will be available on the company’s website at http://www.nabi.com.

About Biotest

Biotest AG, Dreieich, Germany, is a company that researches and manufactures pharmaceutical, biotherapeutic and diagnostic products and has specialised in immunology and hematology. In its Pharmaceutical segment, Biotest develops immunoglobulins, clotting factors and albumins based on human blood plasma. These are used for diseases of the immune system or haematopoietic system. In the Biotherapeutic segment, Biotest researches into the clinical development of monoclonal antibodies, including in the indications of rheumatoid arthritis and blood cancer. The Diagnostic segment spans reagents and serology and microbiology systems which are used, for example, in blood transfusions. Biotest has around 1,200 employees worldwide and its shares are listed in the Frankfurt Stock Exchange’s Prime Standard.

About Nabi Biopharmaceuticals

Nabi Biopharmaceuticals leverages its experience and knowledge in powering the immune system to develop and, in certain areas, market products that target serious medical conditions in the areas of hepatitis and transplants, gram positive bacterial infections and nicotine addiction. We are a vertically integrated company with sales of antibodies and other biologics, including Nabi-HB® [Hepatitis B Immune Globulin (Human)], a pipeline of products in various stages of development and a state-of-the-art manufacturing capability. The company operates through two strategic business units: Nabi Biologics and Nabi Pharmaceuticals. Nabi Biologics has responsibility for the company’s protein and immunological products and development pipeline, including Nabi-HB. Nabi Pharmaceuticals is responsible for the NicVAX® (Nicotine Conjugate Vaccine) and StaphVAX® (Staphylococcus aureus Polysaccharide Conjugate Vaccine) development programs. For a complete list of pipeline products, please go to: http://www.nabi.com/pipeline/index.php. The company is headquartered in Boca Raton, Florida. For additional information about Nabi Biopharmaceuticals, please visit our Web site:http://www.nabi.com.

Forward-Looking Statements

Statements in this release that are not strictly historical are forward- looking statements and include statements about reorganization of our current business into two new business units, our strategic alternatives process and clinical trials and studies. You can identify these forward-looking statements because they involve our expectations, beliefs, projections, anticipations or other characterizations of future events or circumstances. These forward- looking statements are not guarantees of future performance and are subject to risks and uncertainties that may cause actual results to differ materially from those in the forward-looking statements as a result of any number of factors. These factors include, but are not limited to, risks relating to our ability to: our ability to successfully complete the sale of the Biologics SBU and our strategic alternatives process; successfully partner with third parties to fund, develop, manufacture and/or distribute our existing and pipeline products, including NicVAX and our Gram- positive infections products; obtain successful clinical trial results; realize anticipated cost savings related to job elimination due to greater than anticipated severance-related costs or other factors; generate sufficient cash flow from sales of products or from milestone or royalty payments to fund our development and commercialization activities; attract and maintain the human and financial resources to commercialize current products and bring to market products in development; depend upon third parties to manufacture or fill our products; achieve approval and market acceptance of our products; expand our sales and marketing capabilities or enter into and maintain arrangements with third parties to market and sell our products; effectively and/or profitability use, or utilize the full capacity of, our vaccine manufacturing facility; manufacture NicVAX or other products in our own vaccine manufacturing facility; comply with reporting and payment obligations under government rebate and pricing programs; raise additional capital on acceptable terms, or at all; and re-pay our outstanding convertible senior notes when due. Many of these factors are more fully discussed, as are other factors, in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and our Quarterly Report for the quarter ended June 30, 2007 on Form 10-Q with the Securities and Exchange Commission.

Important Information for Investors and Stockholders

Nabi will file a proxy statement with the SEC in connection with the proposed transaction. Nabi urges investors and stockholders to read the proxy statement when it becomes available and any other relevant documents filed by it with the SEC because they will contain important information.

Investors and stockholders will be able to obtain the proxy statement and other documents filed with the SEC free of charge at the website maintained by the SEC at www.sec.gov. In addition, documents filed with the SEC by Nabi will be available free of charge on the investor relations portion of the Nabi website at www.nabi.com.

Participants in the Solicitation

Nabi, and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the transaction. The names of Nabi’s directors and executive officers and a description of their interests in Nabi are set forth in Nabi’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, which was filed with the SEC on March 15, 2007. Investors and stockholders can obtain more detailed information regarding the direct and indirect interests of Nabi’s directors and executive officers in the transaction by reading the definitive proxy statement when it becomes available.